ADVANCED SERIES TRUST
HIGH YIELD PORTFOLIO

Supplement dated June 22, 2015
to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Paul Appleby, CFA, Managing Director for Prudential Investment Management, Inc. (PIM), has announced his intention to retire effective on or about January 2016. Mr. Appleby currently serves as a portfolio manager for the Portfolio. After Mr. Appleby retires, the Portfolio will continue to be managed by a team of 7 portfolio managers, which includes Robert Cignarella, CFA, who is a Managing Director and co-head of Prudential Fixed Income’s Global Leveraged Finance Team.

ASTSUP2